#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 June 30, 2025 Investor Presentation

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management’s current expectations and beliefs concerning future developments and their potential effects on Shore Bancshares, Inc. (the “Company”). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: the strength of the United States ("U.S.") economy and general economic conditions, (including the interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation/deflation and supply chain issues), whether national or regional, and conditions in the lending markets in which we participate that may have an adverse effect on the demand for our loans and other products, our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that we own or that is the collateral for our loans; the ability to effectively manage the information technology systems, including third-party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches, and risk related to the development and use of artificial intelligence; the ability to develop and use technologies to provide products and services that will satisfy customer demands; results of examinations of us by our regulators, including the possibility that our regulators may, among other things, require us to increase our reserve for loan losses or to write-down assets; changing bank regulatory conditions, policies or programs, whether arising as new legislation or regulatory initiatives, which could lead to restrictions on activities of banks generally, or our subsidiary bank in particular, more restrictive regulatory capital requirements, increased costs, including deposit insurance premiums, regulation or prohibition of certain income producing activities or changes in the secondary market for loans and other products; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our balance sheet; our liquidity requirements could be adversely affected by changes in our assets and liabilities; our ability to prudently manage our growth and execute our strategy; impairment of our goodwill and intangible assets; competitive factors among financial services organizations, including product and pricing pressures and our ability to attract, develop and retain qualified banking professionals; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the growth and profitability of noninterest or fee income being less than expected; the effect of legislative or regulatory developments, including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial services industry; the effect of any change in federal government enforcement of federal laws affecting the cannabis industry; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the U.S. Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board and other regulatory agencies; changes in U.S. trade policies, including the implementation of tariffs and other protectionist trade policies; the impact of governmental efforts to restructure or adjust the U.S. financial regulatory system; the impact of recent or future changes in Federal Deposit Insurance Corporation (the “FDIC”) insurance assessment rate or the rules and regulations related to the calculation of the FDIC insurance assessment amount, including any special assessments; the effect of fiscal and governmental policies of the U.S. federal government; climate change and other catastrophic events or disasters; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts of terrorism, and/or military conflicts, which could impact business and economic conditions in the United States and abroad; and other factors that may affect our future results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s 2024 Annual Report on Form 10-K filed with the SEC and available at the SEC’s Internet site (https://www.sec.gov). This presentation has been prepared by the Company solely for informational purposes based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the presentation and other information provided by or on behalf of the Company. This presentation is not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Non-GAAP Financials This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures and the Company’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within this presentation, as necessary, of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For more details on the Company's non-GAAP measures, refer to the Appendix in this presentation. 2

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 About Our Company HEADQUARTERS: 3 Shore Bancshares, Inc. is the largest independent financial holding company headquartered on the Eastern Shore of Maryland. It is the parent company of Shore United Bank, N.A. The Bank operates 40 full-service branches in Baltimore County, Howard County, Kent County, Queen Anne’s County, Caroline County, Talbot County, Dorchester County, Anne Arundel County, Worcester County, Calvert County, St. Mary’s County, and Charles County in Maryland, Kent County and Sussex County in Delaware, and Fredericksburg City and Spotsylvania County in Virginia. The Bank offers valuable personal and business banking solutions including personal checking accounts, business checking accounts, personal savings accounts, business savings accounts, home loans, personal loans, certificates of deposit, individual retirement accounts, and much more. The Company engages in trust and wealth management services through Wye Financial Partners, a division of Shore United Bank, N.A. Easton, Maryland SERVICE AREA: Maryland, Virginia and Delaware region with 40 full-service branches (1) Per FDIC Annual Market Share Data published June 30, 2024 for the Maryland counties of Calvert, Charles, St. Mary's, Talbot, Queen Anne's, Caroline, Worcester and Dorchester. Total Assets Total Loans Total Deposits Market Capital $6.0B $4.8B $5.3B $0.5B ▪ 25.49% deposit market share in Maryland(1) ▪ Non-interest deposits at 29.65% of total deposits at Q2 2025 Founded in 1876, Shore United Bank, N.A. is one of the area’s oldest and largest depository institutions

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Suburban and Rural Branches Support Dominant Maryland Franchise and Growing Presence in Virginia and Delaware Branch locations (40 branches) Commercial Lending Centers (4 locations) Mortgage Loan Offices (3 locations) Pennsylvania West Virginia Virginia Delaware New Jersey Maryland I-60 I-60 I-83 I-95 I-695 I-70 I-495 I-66 I-95 I-64 Fredericksburg Charlottesville Waldorf Easton Investment Services Offices (5 locations) Maryland 4

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Investment Opportunity 2025 Q2 ▪ EPS and ROATCE of $0.46 per diluted share and 14.99%, respectively ▪ ROAA of 1.03% and 1.15% (Non-GAAP) 2025 Q1 ▪ EPS and ROATCE of 0.41 per diluted share and 14.05, respectively ▪ ROAA of 0.91% and 1.02% (Non-GAAP) Improving Profitability Dominant Deposit Market Shares Support Dynamic Growth Markets Continued Strong Credit Performance Expense Management and Technology Will Enhance Operating Leverage ▪ 25.49% deposit market share in Maryland(1) ▪ Non-interest deposits at 29.65% of total deposits at Q2 2025 ▪ 2024 Median Household income is $101,652 in MD, $82,855 in DE, $90,974 in VA, vs. $78,538 for the US ▪ 0.33% Q2 2025 NPAs / Assets ▪ 0.22% Q2 2025 Average NPAs / Assets ▪ 297.88% Q2 2025 Reserves / Nonperforming Assets ▪ 1.21% Q2 2025 Reserves / Gross Loans ▪ $1.2 million 2025 YTD Net Charge-Offs ▪ Multiple initiatives are intended to improve operating leverage ▪ Closed two branches and consolidated two offices in 2024 (1) Per FDIC Annual Market Share Data published in June 30, 2024 for the Maryland counties of Calvert, Charles, St. Mary's, Talbot, Queen Anne's, Caroline, Worcester and Dorchester. 5 $6 billion community bank with dominant market share in Central and Southern Maryland and established presence in Delaware and Virginia

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 2025 Management Focus 6 1 Ensuring strong capital position and risk management practices 2 Investing in the business and driving automation 3 Driving core deposit growth and ensuring ample liquidity 4 Rigorously managing credit quality 5 Focusing on diligent expense control

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Second Quarter 2025 Results (1) All figures shown on an end of period basis with comparisons to the first quarter of 2025 unless otherwise noted. 7 Q2 2025 net income of $15.5 million, or $0.46 per common share Q2 2025 Highlights(1) $15.5 million Net Income Available to Common Equity (+12.7% vs. 1Q 2025) $22.2 million Pre-Tax Pre-Provision Income (+14.9% vs. 1Q 2025) $20.6 million Income Before Income Taxes (+13.0% vs. 1Q 2025) $4.83 billion Total Period End Loans (+1.0% vs. 1Q 2025) $5.31 billion Total Period End Deposits (-2.7% vs. 1Q 2025) ▪ Total loans of $4.83 billion (+1.0%) ▪ Net interest income of $47.3 million (+2.7%) ▪ Net interest margin of 3.35% (+11 bps) ▪ Pre-tax pre-provision income of $22.2 million; pre-tax income of $20.6 million ▪ Return on average tangible common equity of 14.99%; return on average common equity of 11.13% ▪ Common equity Tier 1 risk-based capital ratio of 9.90% ▪ NCOs / average loans (annualized) of 0.05% ▪ Provision for credit losses on loans of $1.5 million ▪ ACL / loans flat at 1.21% ▪ Tangible book value / share of $14.03

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Profitability Trends (1) Core earnings is a non-GAAP financial measures - see Non-GAAP reconciliations in Appendix .91% .90% .94% 1.02% 1.15% 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 12.85% 12.37% 13.37% 14.05% 14.99% 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 8 $0.40 $0.40 $0.44 $0.46 $0.52 $0.34 $0.34 $0.40 $0.41 $0.46 $0.06 $0.06 $0.04 $0.05 $0.06 Diluted Earnings per Share Core Earnings per Share Adjustment 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 Higher net interest income and noninterest income contributed to growth in earnings. Core Earnings Per Share(1) Return on Average Assets - Non GAAP(1) Return on Average Tangible Common Equity(1)

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Commercial real estate 54.0% Residential real estate 27.9% Construction 7.3% Commercial 4.6% Consumer 6.2% Quarterly Loan Trends $4.83B Concentrations as a percentage of total capital as of June 30, 2025: ▪ CRE Concentration Ratio = 354.15% ▪ Construction Concentration Ratio = 57.77% 9 Quarterly Loans ($ in millions) Loan Composition (As of June 30, 2025) Total loans increased $50.1 million driven by growth of AD&C and Commercial Business lines $4,706 $4,734 $4,772 $4,777 $4,828 $2,546 $2,535 $2,558 $2,544 $2,604 $1,281 $1,312 $1,329 $1,326 $1,349 $328 $337 $336 $366 $350 $219 $225 $238 $234 $224$332 $324 $311 $307 $300 Commercial real estate Residential real estate Construction Commercial Consumer Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Loan Maturity and Repricing Schedule $ in m ill io ns $304.5 $317.6 $327.7 $304.7 $236.3 2025 2026 2027 2028 2029 $— $50 $100 $150 $200 $250 $300 $350 $ in m ill io ns $74.5 $208.7 $236.8 $245.0 $925.9 2025 2026 2027 2028 2029 & After $— $200 $400 $600 $800 $1,000 ▪ Loans scheduled to mature in 2030 and after are $3.34 billion or 69.12%. ▪ Fixed Rate loans scheduled to reprice are $2.43 billion or 50.31% ▪ Floating Rate loans scheduled to reprice are $707.8 million or 14.66% 10 Loan Maturity (June 30, 2025) Loan Repricing (June 30, 2025)

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Commercial Real Estate Portfolio Details Total average loan size $0.26M Total average CRE loan size $1.09M % with guaranty (by $ / by #) 84% / 91% Past due 30-89 days $3.49mm / 0.12% of total CRE Nonaccrual $6.11mm / 0.21% of total CRE Special mention $42.14mm / 1.47% of total CRE Classified $6.82mm / 0.24% of total CRE 1,950 582 59 35 3 1 <$1mm $1-5mm $5-10mm $10-20mm $20-30mm >$30mm 0 500 1,000 1,500 2,000 2,500 ▪ Office CRE loans comprise 16.90% of total CRE loans and 10.03% of our total loan portfolio. ▪ CRE portfolio is 25.39% owner occupied, 53.18% non-owner occupied, 12.17% construction, and 9.26% multifamily. ▪ 74.15% of CRE loans are below $1 million dollars. 11 CRE Portfolio Metrics at (June 30, 2025) Number of Loans by Balance

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Commercial Real Estate Portfolio Details Multifamily 9.6% Industrial 10.7% Office 16.9% Retail 18.5% Other 37.5% Hotel/Motel 6.8% MD 49.7% VA 22.6% DE 8.0% Other 19.7% CRE Portfolio Composition(1) Amount ($000) % of CRE Loans Multifamily $ 276,222 9.6 % Industrial 308,207 10.7 % Retail 531,423 18.5 % Other 1,077,471 37.5 % Hotel/Motel 194,811 6.8 % Office 484,298 16.9 % Total $ 2,872,432 100.0 % Location Loan Count Amount ($000) % of Total Office Metropolitan(2) 15 $ 13,907 2.9 % Suburban 329 368,049 76.0 % Rural 148 102,342 21.1 % Total 492 $ 484,298 100.0% (1) CRE portfolio composition by Call Report Code (2) Metropolitan includes major cities of Baltimore, Alexandria and Washington, D.C. Office 12 CRE Portfolio Composition (June 30, 2025) Geography (June 30, 2025)

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Quarterly Deposit Trends 13 $5,149 $5,226 $5,528 $5,460 $5,314 $1,587 $1,571 $1,563 $1,565 $1,575 $659 $752 $978 $852 $763 $1,689 $1,634 $1,806 $1,801 $1,691 $1,214 $1,269 $1,182 $1,242 $1,284 Noninterest-bearing deposits Interest-bearing checking Money market and savings Time deposits Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Noninterest- bearing deposits 29.65% Interest- bearing checking 14.36% Money market and savings 31.83% Brokered deposits 0.20% Time deposits 23.96% Quarterly Deposits ($ in millions) Deposit Composition (As of June 30, 2025) Total deposits decreased $146.4 million, or 2.68%, to $5.31 billion. Noninterest-bearing deposits increased 0.65% $5.31B ▪ Deposit franchise positions Bank to succeed in a variety of rate environments ▪ Noninterest-bearing deposits have increased to 29.65% of total deposits at Q2 2025 from 28.67% in Q1 2025 ▪ 16.69% of deposits are uninsured (net of pledged securities 14.47%) ▪ Reciprocal deposits of $808.1 million were indexed to Fed Funds at June 30, 2025 (1) Time deposits include $11M of brokered deposits for Q2 2025

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Investment Portfolio 14 ▪ Allocation: AFS 29%, HTM 70% and Investment Securities 1% ▪ Effective duration of 4.0 years ▪ Reinvesting 2025 maturing cash flows in stable average life MBS and floating rate bonds ▪ Cumulative expected cash flows through YE 2025 of $82.1 million ▪ Portfolio cash flows are relatively stable; expected cash flows through 2025 in ±200 bps scenarios change less than 10% from rates unchanged ▪ MBS securities concentrated in less sensitive prepayment collateral types: low loan balance pools and discounted low coupon pools ▪ $316.5 million or 48% of the portfolio is unencumbered Treasury/Agency 21.74% SBA 1.20% MBS 74.08% Municipal 0.22% Corporate 1.84% CRA Fund Investments 0.92% $652.9M Securities Portfolio Composition at June 30, 2025 Risk Metrics Conservatively constructed to provide liquidity and consistent cash flows in various interest rate scenarios

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 $11,234 $11,189 $13,282 $13,764 $15,507 3.11% 3.17% 3.03% 3.24% 3.35% 2.83% 2.84% 2.85% 3.02% 3.10% 2.83% 2.92% 2.94% 3.28% Net Income NIM NIM Excluding Accretion Regional Peer Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 NIM and NIM Excluding Accretion(1) (1) NIM excludes net accretion income - see Non-GAAP reconciliations in Appendix. 15 Net Interest Income and Margin ($ in thousands) Margin Comments Net Interest Income and Net Interest Margin Trends with Regional Peer's Median Margin ▪ Q2 2025 Vs Q1 2025 ▪ Net Interest margin increased from 3.24% in Q1 2025 to 3.35% in Q2 2025 ▪ Average Loan Yields increased from 5.74% in Q1 2025 to 5.79% in Q2 2025 ▪ Cost of Deposits decreased from 2.10% in Q1 2025 to 2.07% in Q2 2025 ▪ NIM increased 11 basis points (“bps”) to 3.35% during the second quarter of 2025 from 3.24% in the first quarter of 2025. NIM excluding accretion(1) increased for the comparable periods from 3.02% to 3.10%. Excluding accretion interest, loan yields increased 2 bps and funding costs decreased 4 bps for the comparable periods. Net interest income increased due to modest loan growth, slightly higher accelerated accretion income, and loan and securities repricing, coupled with lower cost of deposits during the period. ▪ Compared to the prior quarter, the rate paid on interest bearing liabilities remained flat at 3.05%.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Loan Portfolio Details Commercial real estate Residential real estate Construction Commercial Consumer 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 16 Selected Yields (%) 5.39% 5.47% 5.25% 5.35% 5.44% 3.28% 3.41% 3.23% 3.05% 3.05% Total interest-earning assets Total interest-bearing liabilities 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2.00% 3.00% 4.00% 5.00% 6.00% Assets & Liability Yield / Rate Trends Asset yields continue to reprice at higher rates while interest-bearing liability yields remained flat QoQ

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Noninterest Income 17 Noninterest Income Composition Quarterly Noninterest Income Stronger market conditions and client acquisition drive higher mortgage banking activity and interchange credits fees ▪ Higher mortgage banking and related activity due to increased client acquisition ▪ Higher income on interchange activity and one-time credit card incentive during the quarter Service charges on deposit accounts 16.3% Trust and investment fee income 10.1% Gain on sale of loans held for sale 14.2% Mortgage- banking revenue 11.3% Interchange credits 19.2% Other noninterest income 28.9% $9.3M ($ in thousands) Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Service charges on deposit accounts $ 1,519 $ 1,514 $ 1,606 $ 1,543 $ 1,493 Trust and investment fee income 942 823 857 880 896 Gain on sale of loans held for sale 1,325 966 1,221 1,961 1,131 Mortgage-banking revenue 1,054 274 805 (784) 852 Interchange credits 1,788 1,577 1,726 1,711 1,717 Other noninterest income 2,690 1,849 2,638 1,976 2,351 Total noninterest income $ 9,318 $ 7,003 $ 8,853 $ 7,287 $ 8,440

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Noninterest Expense 18 Noninterest Expense Trends ($ in thousands) Quarterly Noninterest Expense Details Increase due to higher personnel expense, offset by lower general operating expense ($ in thousands) Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Salaries and employee benefits $ 16,900 $ 16,523 $ 17,209 $ 16,440 $ 17,742 Occupancy expense 2,432 2,384 2,474 2,538 2,472 Software and data processing 4,219 4,419 4,512 4,691 4,819 Amortization of other intangible assets 2,569 2,336 2,298 2,278 2,272 Other noninterest expense 7,379 8,452 7,450 7,800 7,105 Total noninterest expense $ 33,499 $ 34,114 $ 33,943 $ 33,747 $ 34,410 Efficiency Ratio(1) $33,499 $34,114 $33,943 $33,747 $34,410 $16,900 $16,523 $17,209 $16,440 $17,742 $2,432 $2,384 $2,474 $2,538 $2,472 $4,219 $4,419 $4,512 $4,691 $4,819 $2,569 $2,336 $2,298 $2,278 $2,272 $7,379 $8,452 $7,450 $7,800 $7,105 Salaries and employee benefits Occupancy expense Software and data processing Amortization of other intangible assets Other noninterest expense Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 66.23% 67.49% 64.21% 63.64% 60.83%61.05% 62.10% 60.28% 59.25% 56.73% GAAP Non-GAAP 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 (1) Non-GAAP financial measures - see Non-GAAP reconciliations in Appendix.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Credit Quality Statistics ($ in thousands) 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 Non-performing Assets Nonaccrual Loans $ 14,837 $ 14,844 $ 21,008 $ 15,402 $ 16,782 90+ or More Days Past Due 414 454 294 894 215 Other Real Estate Owned 179 179 179 179 179 Repossessed Property 1,560 306 3,315 2,429 2,457 Total Non-Performing Assets $ 16,990 $ 15,783 $ 24,796 $ 18,904 $ 19,633 Net Charge-offs Net Charge-Offs (Recoveries) $ 886 $ 1,288 $ 1,333 $ 554 $ 649 19 0.29% 0.27% 0.40% 0.31% 0.33% 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 1.24% 1.24% 1.21% 1.21% 1.21% 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 Nonperforming Assets / Total Assets Reserves / Loans Held for Investments

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Current Expected Credit Losses - Loans 20 ACL / Total Loans ($ in thousands) ACL by Loan Type ACL increased due to loan portfolio growth coupled with higher charge offs. ▪ ACL of $58.5 million or 1.21% of outstanding loans equals 297.88% of non-performing loans at June 30, 2025 ▪ The increase in the provision during the current quarter was a product of overall growth of the loan portfolio and higher charge-offs. In addition, during the current quarter, the reserve for unfunded commitments increased by $417 thousand as a result of lower utilization on outstanding lines of credit. ($ in thousands) Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Commercial real estate $ 20,179 $ 21,988 $ 22,846 $ 21,277 $ 20,179 Commercial 2,870 2,855 3,138 3,225 2,870 Construction 5,805 3,842 2,854 2,894 5,805 Total Commercial 28,854 28,685 28,838 27,396 28,854 Residential real estate 23,203 22,393 21,776 23,529 23,203 Consumer 6,188 6,574 6,889 7,254 6,188 Credit cards 238 390 407 490 238 Total Residential and Consumer 29,629 29,357 29,072 31,273 29,629 Allowance for Credit Losses $ 58,483 $ 58,042 $ 57,910 $ 58,669 $ 58,483 $58,478 $58,669 $57,910 $58,042 $58,483 1.24% 1.24% 1.21% 1.21% 1.21% Total ACL ACL/Total Loans 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Quarterly Capital Ratios 8.07% 8.31% 8.02% 8.27% 8.65% 9.06% 9.27% 9.44% 9.75% 9.90%9.67% 9.89% 10.06% 10.37% 10.51% 11.82% 12.04% 12.18% 12.52% 12.65% Tier 1 Leverage Ratio Common Equity Tier 1 Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 .00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 21 Holding Company

Appendix

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation 23 This presentation contains financial information and performance measures determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). Shore Bancshares, Inc's (the "Company") management believes that the supplemental non-GAAP information provides a better comparison of period-to-period operating performance. Additionally, Sandy Spring Bancorp believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, such information is useful to investors. Non-GAAP measures used in this presentation consist of the following: ▪ efficiency ratio ▪ tangible common equity ▪ core earnings Efficiency Ratio: Management views the GAAP efficiency ratio as an important financial measure of expense performance and cost management. The ratio expresses the level of non-interest expenses as a percentage of total revenue (net interest income plus total non-interest income). Lower ratios indicate improved productivity. In general, the efficiency ratio is non-interest expenses as a percentage of net interest income plus non-interest income. Noninterest expenses used in the calculation of the non-GAAP efficiency ratio excludes intangible asset amortization and non-recurring or extraordinary items. Non-interest income is adjusted to exclude securities gains and losses and nonrecurring or extraordinary items, and net interest income is adjusted to include tax-equivalent income. The measure is different from the GAAP efficiency ratio, which also is presented in this document. The GAAP measure is calculated using non-interest expense and income amounts as shown on the face of the Consolidated Statements of Income. The GAAP and non-GAAP efficiency ratios are reconciled and provided in the following table. Tangible Common Equity: Tangible equity, tangible assets and tangible book value per share are non-GAAP financial measures calculated using GAAP amounts. Tangible common equity and tangible assets exclude the balances of goodwill and other intangible assets from stockholder’s equity and total assets, respectively. Management believes that this non-GAAP financial measure provides information to investors that may be useful in understanding our financial condition. Because not all companies use the same calculation of tangible equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies. Core Earnings: Core earnings is a non-GAAP financial measure calculated using GAAP amounts. Core earnings reflect net income for the period exclusive of merger, acquisition and disposal expense, amortization of intangible assets, and other nonrecurring or extraordinary items, in each case net of tax. Management believes that this non-GAAP financial measure provides helpful information to investors in understanding the Company’s core operating earnings and provides a better comparison of period-to-period operating performance of the Company.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Financial Highlights 1 Gross portfolio loans and US SBA loans are inclusive of net deferred costs and fees. 2 Non-GAAP financial measures. Refer to Appendix to this presentation for a reconciliation. 3 NPLs include nonaccrual loans and BEFDs. NPAs include NPLs and OREO. Balance Sheet ($ in thousands, except per share data) For the Quarters Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Total Assets $ 6,037,874 $ 6,176,563 $ 6,230,763 $ 5,917,704 $ 5,864,017 Gross Portfolio Loans (GPLs)1 4,827,628 4,777,489 4,771,988 4,733,909 4,705,737 Deposits 5,313,958 5,460,345 5,528,336 5,225,723 5,148,885 Tangible Common Equity2 468,167 453,171 439,489 429,396 416,572 Consolidated Capital (%) Tangible Common Equity / Tangible Assets2 7.88% 7.46% 7.17% 7.39% 7.23 % Tier 1 Leverage Ratio 8.65% 8.27% 8.02% 8.31% 8.07 % Tier 2 Risk-Based Ratio 12.65% 12.52% 12.18% 12.04% 11.82 % TBV Per Share2 $ 14.03 $ 13.58 $ 13.19 $ 12.88 $ 12.54 Asset Quality NPAs / Assets3 0.33% 0.31% 0.40% 0.27% 0.29 % NCOs / Average Portfolio Loans 0.05% 0.05% 0.11% 0.11% 0.08 % NPLs3 + OREO / GPLs + OREO 0.55% 0.43% 0.55% 0.33% 0.36 % ACL / NPLs3 348.49% 111.53% 376.85% 275.66% 395.24% 394.14 % Profitability Net Income (Loss) 15,507 13,764 13,282 11,189 11,234 ROAA 1.03% 0.91% 0.86% 0.77% 0.77 % ROAA (Non-GAAP)2 1.15% 1.02% 0.94% 0.90% 0.91 % Pre-tax Pre-provision (“PTPP”) ROAA2 1.48% 1.28% 1.22% 1.13% 1.18 % ROACE 11.13% 10.20% 9.82% 8.41% 8.70 % ROACE (Non-GAAP)2 12.35% 11.47% 10.82% 9.91% 10.19 % ROATCE2 14.99% 14.05% 13.37% 12.37% 12.85 % Net Interest Margin 3.35% 3.24% 3.03% 3.17% 3.11 % Net Interest Margin Excluding Accretion2 3.10% 3.02% 2.85% 2.84% 2.83 % Efficiency Ratio 60.83% 63.64% 64.21% 67.49% 66.23 % Efficiency Ratio (Non-GAAP)2 56.73% 59.25% 60.28% 62.10% 61.05 % Net Operating Expenses / Average Assets2 1.52% 1.62% 1.50% 1.65% 1.55 % Diluted EPS $ 0.46 $ 0.41 $ 0.40 $ 0.34 $ 0.34 Diluted EPS (Non-GAAP)2 $ 0.52 $ 0.46 $ 0.44 $ 0.40 $ 0.40 24

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ‘‘Tangible book value per share’’ is defined as tangible stockholders’ equity less preferred equity and intangible assets divided by total common shares outstanding. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets. ($ in thousands, except share data) For the Quarters Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Stockholders' Equity $ 565,194 $ 552,470 $ 541,066 $ 533,271 $ 522,783 Less: Goodwill and Intangible Assets 97,027 99,299 101,577 103,875 106,211 Tangible Common Equity $ 468,167 $ 453,171 $ 439,489 $ 429,396 $ 416,572 Total Assets $ 6,037,874 $ 6,176,563 $ 6,230,763 $ 5,917,704 $ 5,864,017 Less: Goodwill and Intangible Assets 97,027 99,299 101,577 103,875 106,211 Tangible Assets $ 5,940,847 $ 6,077,264 $ 6,129,186 $ 5,813,829 $ 5,757,806 Shares Outstanding 33,374,265 33,374,265 33,332,177 33,326,772 33,214,522 Tangible Book Value per Share $ 14.03 $ 13.58 $ 13.19 $ 12.88 $ 12.54 GAAP Book Value $ 16.94 $ 16.55 $ 16.23 $ 16.00 $ 15.74 25

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ‘‘Efficiency ratio” is defined as recurring non-interest expense less foreclosed real estate ("OREO") expenses and valuation allowances, less merger and acquisition costs, less amortization of intangible assets divided by operating revenue. Operating revenue is equal to net interest income plus non-interest income excluding gains and losses on securities, foreclosed real estate and sales of impaired loans. In our judgment, the adjustments made to non-interest expense and operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business. “Efficiency ratio as reported” is defined as non-interest expense divided by operating revenue. This is the ratio that appears in the Company’s SEC filings. ($ in thousands, except share data) For the Quarters Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Non-Interest Expense $ 34,410 $ 33,747 $ 33,943 $ 34,114 $ 33,499 Amortization of Intangible Assets (2,272) (2,278) (2,298) (2,336) (2,569) Credit Card Fraud Losses1 — — — (337) — Adjusted Non-Interest Expense (Numerator) $ 32,138 $ 31,469 $ 31,645 $ 31,441 $ 30,930 Net Interest Income $ 47,252 $ 46,029 $ 44,011 $ 43,263 $ 42,140 Taxable-equivalent adjustment 81 81 82 82 82 Taxable-equivalent net interest income $ 47,333 $ 46,110 $ 44,093 $ 43,345 $ 42,222 Non-Interest Income $ 9,318 $ 7,003 $ 8,853 $ 7,287 $ 8,440 Sale and fair value of held for sale assets — — (450) — — Adjusted noninterest income $ 9,318 $ 7,003 $ 8,403 $ 7,287 $ 8,440 Operating Revenue (Denominator) $ 56,651 $ 53,113 $ 52,496 $ 50,632 $ 50,662 Average Assets $ 6,021,385 $ 6,129,241 $ 6,163,497 $ 5,810,492 $ 5,839,328 Reported Efficiency Ratio 60.83% 63.64% 64.21% 67.49% 66.23 % Efficiency Ratio 56.73% 59.25% 60.28% 62.10% 61.05 % Reported Non-interest Expense/Average Assets 2.29% 2.23% 2.19% 2.34% 2.31 % Operating Non-interest Expense/Average Assets 2.14% 2.08% 2.04% 2.15% 2.13 % Reported Net Operating Expense/Average Assets2 1.67% 1.77% 1.62% 1.84% 1.73 % Operating Net Operating Expense/Average Assets2 1.52% 1.62% 1.50% 1.65% 1.55% 1 Noninterest expense in the 3rd quarter of 2024 included a $337 thousand related to an isolated credit card fraud incident. Our investigation determined that no information systems of the Bank were compromised, and no employee fraud was involved. 2 Net operating expense is non-interest expense offset by non-interest income. 26

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation We believe net interest margin excluding accretion, which reflects our net interest margin excluding accretion interest on acquired loans and prepayment penalties of long-term debt, allows investors to better assess our net interest margin in relation to our net interest margin excluding accretion by removing the volatility associated with accretion income. Net Interest Margin ("NIM") and NIM Excluding Accretion1 ($ in thousands) For the Quarters Ended 2025 Q2 2025 Q1 2024 Q4 2024 Q3 2024 Q2 Average Interest-Earning Assets ("IEAs") $ 5,660,409 $ 5,768,080 $ 5,798,454 $ 5,435,311 $ 5,459,961 Adjusted Average IEAs $ 5,660,409 $ 5,768,080 $ 5,798,454 $ 5,435,311 $ 5,459,961 Net Interest Income $ 47,333 $ 46,110 $ 44,093 $ 43,345 $ 42,222 Less: Accretion Interest (3,575) (3,153) (2,575) (4,492) (3,803) Adjusted Net Interest Income $ 43,758 $ 42,957 $ 41,518 $ 38,853 $ 38,419 NIM 3.35% 3.24% 3.03% 3.17% 3.11 % NIM excluding accretion1 3.10% 3.02% 2.85% 2.84% 2.83% 1 NIM excluding accretion excludes net accretion income. 27

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation Our operating results are impacted periodically by non-recurring one time items that are not reflective of our operating income. We believe that investors would benefit from analyzing our profitability and expense metrics excluding these one-time items. ($ in thousands, except share data) For the Quarters Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Net Income (as reported) $ 15,507 $ 13,764 $ 13,282 $ 11,189 $ 11,234 Amortization of Intangible Assets, net of tax 1,708 1,717 1,683 1,746 1,924 Credit Card Fraud Losses, net of tax — — — 252 — Sale and fair value of held for sale assets, net of tax — — (329) — — Non-GAAP Operating Net Income $ 17,215 $ 15,481 $ 14,636 $ 13,187 $ 13,158 Reported Return on Average Assets 1.03% 0.91% 0.86% 0.77% 0.77 % Operating Return on Average Assets 1.15% 1.02% 0.94% 0.90% 0.91 % Reported Return on Average Common Equity 11.13% 10.20% 9.82% 8.41% 8.70 % Operating Return on Average Common Equity 12.35% 11.47% 10.82% 9.91% 10.19 % Reported Diluted Earnings Per Share $ 0.46 $ 0.41 $ 0.40 $ 0.34 $ 0.34 Operating Diluted Earnings Per Share $ 0.52 $ 0.46 $ 0.44 $ 0.40 $ 0.40 Average Assets $ 6,021,385 $ 6,129,241 $ 6,163,497 $ 5,810,492 $ 5,839,328 Average Equity $ 558,952 $ 547,443 $ 538,184 $ 529,155 $ 519,478 Average Goodwill and Core Deposit Intangible (98,241) (100,514) (102,794) (105,136) (107,594) Average Tangible Equity $ 460,711 $ 446,929 $ 435,390 $ 424,019 $ 411,884 Weighted Average Common Shares Outstanding 33,374,265 33,350,869 33,327,243 33,317,739 33,233,870 28

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ‘‘Tangible common equity" (or “TCE”) is defined as stockholders’ equity less preferred equity and intangible assets. “Tangible assets" (or “TA”) are defined as total assets less intangible assets. We believe that the TCE/TA and the Return on Average Tangible Equity (“ROATCE”) ratios are important to many investors in the marketplace who are interested in changes from period to period exclusive of changes in preferred equity and intangible assets. Our calculation of ROATCE excludes the amortization of core deposits and merger costs. Common Equity to Assets and TCE to TA Return on Average Common Equity ("ROACE") and Return on Average Tangible Common Equity ("ROATCE") ($ in thousands, except share data) For the Quarters Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Stockholders' Equity $ 565,194 $ 552,470 $ 541,066 $ 533,271 $ 522,783 Intangible Assets (97,027) (99,299) (101,577) (103,875) (106,211) Tangible Common Equity $ 468,167 $ 453,171 $ 439,489 $ 429,396 $ 416,572 Total Assets $ 6,037,874 $ 6,176,563 $ 6,230,763 $ 5,917,704 $ 5,864,017 Intangible Assets (97,027) (99,299) (101,577) (103,875) (106,211) Tangible Assets $ 5,940,847 $ 6,077,264 $ 6,129,186 $ 5,813,829 $ 5,757,806 Shares Outstanding 33,374,265 33,374,265 33,332,177 33,326,772 33,214,522 Common Equity to Assets 9.36% 8.94% 8.68% 9.01% 8.92 % Tangible Common Equity/Tangible Assets 7.88% 7.46% 7.17% 7.39% 7.23% ($ in thousands, except share data) For the Quarters Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Net Income (as reported) $ 15,507 $ 13,764 $ 13,282 $ 11,189 $ 11,234 Amortization of Intangible Assets, net of tax 1,708 1,717 1,683 1,746 1,924 Merger Expenses, net of tax — — — — — Credit Card Fraud Losses, net of tax — — — 252 — Sale and fair value of held for sale assets, net of tax — — (329) — — Non-GAAP Operating Net Income $ 17,215 $ 15,481 $ 14,636 $ 13,187 $ 13,158 ROACE 11.13% 10.20% 9.82% 8.41% 8.70 % ROATCE 14.99% 14.05% 13.37% 12.37% 12.85 % Average Common Equity $ 558,952 $ 547,443 $ 538,184 $ 529,155 $ 519,478 Average Tangible Common Equity $ 460,711 $ 446,929 $ 435,390 $ 424,019 $ 411,884 29

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation We believe that pre-tax pre-provision income, which reflects our profitability before income taxes and loan loss provisions, allows investors to better assess our operating income and expenses in relation to our core operating revenue by removing the volatility that is associated with credit provisions and different state income tax rates for comparable institutions. We also believe that during a crisis such as the COVID-19 pandemic, this information is useful as the impact of the pandemic on the loan loss provisions of various institutions will likely vary based on the geography of the communities served by a particular institution. Pre-Tax Pre-Provision ROAA, ROAE and ROATCE ($ in thousands) For the Quarters Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Net Income (as reported) $ 15,507 $ 13,764 $ 13,282 $ 11,189 $ 11,234 Provision for Credit Losses and Unfunded Commitments 1,528 1,028 780 1,470 2,081 Income Tax Expense 5,125 4,493 4,859 3,777 3,766 Non-GAAP PTPP Income $ 22,160 $ 19,285 $ 18,921 $ 16,436 $ 17,081 PTPP ROAA 1.48% 1.28% 1.22% 1.13% 1.18 % PTPP ROACE 15.90% 14.29% 13.99% 12.36% 13.22 % PTPP ROATCE 19.29% 17.50% 17.29% 15.42% 16.68 % Average Assets $ 6,021,385 $ 6,129,241 $ 6,163,497 $ 5,810,492 $ 5,839,328 Average Equity 558,952 547,443 538,184 529,155 519,478 Average Tangible Common Equity 460,711 446,929 435,390 424,019 411,884 30

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Investor Presentation Second Quarter 2025 NASDAQ: SHBI Shore Bancshares, Inc. is the largest independent financial holding company headquartered on the Eastern Shore of Maryland. It is the parent company of Shore United Bank, N.A. The Bank operates 40 full-service branches in Baltimore County, Howard County, Kent County, Queen Anne’s County, Caroline County, Talbot County, Dorchester County, Anne Arundel County, Worcester County, Calvert County, St. Mary’s County, and Charles County in Maryland, Kent County and Sussex County in Delaware, and Fredericksburg City and Spotsylvania County in Virginia. The Company engages in trust and wealth management services through Wye Financial Partners, a division of Shore United Bank, N.A. © 2025 Shore Bancshares, Inc.